Rule 497(e)
File Nos. 333-130820 and 811-08183

SCHWAB SELECT ANNUITY®

SUPPLEMENT dated November 7, 2011
to the Prospectus dated May 1, 2011
for the Variable Annuity-1 Series Account
of First Great-West Life & Annuity Insurance Company

Effective December 2, 2011, all references in the Prospectus to “Federated Capital Income Fund II” are deleted in their entirety and replaced with “Federated Managed Volatility Fund II.”

In addition, effective December 2, 2011, the description and investment objective for the Federated Capital Income Fund II on page 17 of the Prospectus is deleted in its entirety and replaced with the following:

“Federated Managed Volatility Fund II seeks to provide high current income and moderate capital appreciation. The Portfolio pursues its investment objectives by investing in both equity and fixed-income securities that have high relative income potential. The Portfolio’s investment adviser’s process for selecting equity investments attempts to identify mature, mid- to large-cap companies with high relative dividend yields that are likely to maintain or increase their dividends. The investment adviser selects fixed-income investments that offer high current yields.  The Portfolio’s investment adviser will use derivative contracts, including stock index futures to target an annualized volatility level for the Portfolio of approximately 10%.  However, the actual or realized volatility for any particular period may be materially higher or lower depending on market conditions.  Volatility is a statistical measurement of the frequency and level of changes in the value of an asset, index or instrument without regard to the direction of those changes.  Volatility may result from rapid and dramatic price swings.  The Portfolio also may use derivative contracts and/or hybrid instruments to implement other elements of its investment strategy as more fully described in the Portfolio’s prospectus.  Advised by Federated Equity Management Company of Pennsylvania.

Effective April 29, 2005, the Sub-Account investing in this Portfolio was closed to new Contributions and incoming Transfers (including Automatic Custom Transfers).”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2011. Please keep this supplement for future reference.